SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT UNDER SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       October 28, 2004

NOVAVAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)

508 Lapp Road, Malvern, Pennsylvania (Address of principal executive offices)	19355 (Zip code)

(484) 913-1200
Registrant’s telephone number, including area code

8320 Guilford Road, Columbia, Maryland, 21076
(Former name or former address, if changed since last report)

NOVAVAX, INC.
ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 8      OTHER EVENTS.

         On October 28, 2004, the Company announced the appointment of Susan B. Bayh as a Director to the Novavax, Inc. Board of Directors.

         A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 9.01 EXHIBITS.

       99.1  Press Release dated October 28, 2004.

       99.2  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.
Date: October 29, 2004	By:	/s/ Dennis W. Genge Dennis W. Genge, Vice President and Chief Financial Officer/Treasurer

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